                         The Galaxy VIP Fund Prospectus


                               THE GALAXY VIP FUND
                               4400 COMPUTER DRIVE
                          WESTBORO, MASSACHUSETTS 01581

PROSPECTUS

APRIL 29, 1997

   The Galaxy VIP Fund ("GALAXY VIP") is an open-end, diversified series investment company established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies ("Participating Insurance Companies"). Shares of GALAXY VIP are not offered to the general public but solely to such separate accounts ("Separate Accounts"). Shares of GALAXY VIP may be sold to and held by Separate Accounts funding variable annuity contracts and variable life insurance policies issued by both affiliated and unaffiliated life insurance companies. As of the date of this Prospectus, shares of GALAXY VIP are offered only to Separate Accounts funding variable annuity contracts issued by American Skandia Life Assurance Corporation and its affiliated life insurance companies.

   GALAXY VIP currently offers four portfolios -- Money Market, Equity, Asset Allocation and High Quality Bond Funds (collectively, the "Funds") with investment objectives as follows. There is, of course, no assurance that a Fund will achieve its stated objective.

     The MONEY MARKET FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in "money market" instruments with remaining maturities of thirteen months or less, such as domestic and foreign bank certificates of deposit, bankers' acceptances and commercial paper (including variable and floating rate obligations) in addition to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

     The EQUITY FUND'S investment objective is to seek long-term growth by investing in companies that the Fund's investment adviser believes have above-average earnings potential. Under normal market and economic conditions, the Fund will invest at least 75% of its total assets in common stock, preferred stock, common stock warrants and securities convertible into common stock of such companies.

     The ASSET ALLOCATION FUND'S investment objective is to seek a high total return by providing both a current level of income that is greater than that produced by the popular stock market averages as well as long-term growth in the value of the Fund's assets. The Fund attempts to achieve this objective and at the same time reduce volatility by allocating its assets in varying amounts among short-term obligations, common stocks, preferred stocks and bonds.

     The HIGH QUALITY BOND FUND'S investment objective is to seek a high level of current income consistent with prudent risk of capital. Under normal market and economic conditions, the Fund will invest its assets in high quality debt obligations that are rated at the time of purchase within the three highest rating categories assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or which, if unrated, are of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and other "money market" instruments.

     Each of the Funds is distributed by First Data Distributors, Inc. and advised by Fleet Investment Advisors Inc. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC. OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND, WITH RESPECT TO THE EQUITY, HIGH QUALITY BOND AND ASSET ALLOCATION FUNDS, PRINCIPAL VALUE

WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THE MONEY MARKET FUND SEEKS TO MAINTAIN ITS NET ASSET VALUE PER SHARE AT $1.00 FOR PURPOSES OF PURCHASES AND REDEMPTIONS, ALTHOUGH THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. Shares of the Funds may only be purchased by the Separate Accounts of Participating Insurance Companies for the purpose of funding variable annuity contracts and variable life insurance policies. A particular Fund may not be available under the variable annuity contract or variable life insurance policy which you have chosen. The prospectus of the specific insurance product you have chosen will indicate which Funds are available and should be read in conjunction with this Prospectus. Inclusion in this Prospectus of a Fund which is not available under your contract or policy is not to be considered a solicitation.

     This Prospectus sets forth concisely the information about GALAXY VIP that a prospective investor ought to know before investing and should be retained for future reference. Certain additional information about GALAXY VIP is contained in a Statement of Additional Information dated the same date as this Prospectus which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information as it may be amended from time to time is available upon request and without charge by writing to GALAXY VIP or calling the Participating Insurance Company sponsoring the variable annuity contract or variable life insurance policy.

                                 ---------------

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
               OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                    ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                       ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                              FINANCIAL HIGHLIGHTS

     The financial highlights presented below have been audited by Coopers & Lybrand L.L.P., GALAXY VIP's independent accountants, whose report is contained in GALAXY VIP's Annual Report to Shareholders dated December 31, 1996 (the "Annual Report"). Such financial highlights should be read in conjunction with the Funds' financial statements and notes thereto contained in the Annual Report and the Statement of Additional Information. More information about the performance of the Funds is also contained in the Annual Report, which may be obtained without charge by contacting GALAXY VIP at the address provided above.

                                MONEY MARKET FUND
        (Selected per share data for a Fund share outstanding through the period indicated)

                                                  YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     1996           1995           1994           1993(1)
                                                   ---------      ---------      ---------     ----------
Net Asset Value, Beginning of Period ....           $  1.00        $  1.00        $  1.00        $  1.00
                                                    -------        -------        -------        -------

Income from Investment Operations:
    Net investment income(2) ............              0.05           0.05           0.04           0.03
    Net realized and unrealized gain
        (loss) on investments ...........                --             --             --             --
                                                    -------        -------        -------        -------
        Total from Investment Operations:              0.05           0.05           0.04           0.03
                                                    -------        -------        -------        -------
Less Dividends:
    Dividends from net investment income              (0.05)         (0.05)         (0.04)         (0.03)
    Dividends from net realized
        capital gains ...................                --             --             --             --
                                                    -------        -------        -------        -------
        Total Dividends: ................             (0.05)         (0.05)         (0.04)         (0.03)
                                                    -------        -------        -------        -------
Net increase (decrease) in net asset
    value ...............................                --             --             --             --
                                                    -------        -------        -------        -------
Net Asset Value, End of Period ..........           $  1.00        $  1.00        $  1.00        $  1.00
                                                    =======        =======        =======        =======
Total Return ............................              4.91%          5.38%          3.89%          2.74%(3)

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......           $16,295        $17,925        $13,276        $10,864
Ratios to average net assets:
    Net investment income ...............              4.80%          5.25%          3.85%          3.00%(4)
    Operating expenses(2) ...............              0.60%          0.63%          0.42%          0.13%(4)

(1)  The Fund commenced operations on February 2, 1993.

(2) Net investment income per share and the annualized operating expense ratios before waiver and reimbursement of fees by the investment adviser and administrator for the fiscal years ended December 31, 1996, 1995 and 1994 and for the period ended December 31, 1993 were $0.05 and 1.02%, $0.05 and 1.11%, $0.03 and 1.21%, and $0.01 and 2.00%, respectively.

(3)  Not Annualized.

(4)  Annualized.

                                   EQUITY FUND
        (Selected per share data for a Fund share outstanding through the period indicated)


                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                     1996            1995            1994           1993(1)
                                                  ---------       ---------       ---------      ----------
Net Asset Value, Beginning of Period .......       $ 12.99         $ 10.40         $ 10.25         $ 10.00
                                                   -------         -------         -------         -------

Income from Investment Operations:
    Net investment income(2)................          0.19            0.18            0.20            0.16
    Net realized and unrealized gain (loss)
        on investments......................          2.59            2.59            0.15            0.25
                                                   -------         -------         -------         -------

        Total from Investment Operations: ..          2.78            2.77            0.35            0.41
                                                   -------         -------         -------         -------

Less Dividends:
    Dividends from net investment income ...         (0.19)          (0.18)          (0.20)          (0.16)
    Dividends from net realized
        capital gains.......................            --              --              --              --
                                                   -------         -------         -------         -------

        Total Dividends:....................         (0.19)          (0.18)          (0.20)          (0.16)
                                                   -------         -------         -------         -------

Net increase (decrease) in net asset value .          2.59            2.59            0.15            0.25
                                                   -------         -------         -------         -------

Net Asset Value, End of Period .............       $ 15.58         $ 12.99         $ 10.40         $ 10.25
                                                   =======         =======         =======         =======

Total Return................................         21.49%          26.76%           3.47%           4.15%(3)

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..........       $46,242         $30,826         $19,391         $12,909
Ratios to average net assets:
    Net investment income ..................          1.34%           1.55%           2.06%           2.23%(4)
    Operating expenses(2)...................          1.10%           1.21%           0.71%           0.20%(4)
Portfolio Turnover Rate.....................             8%              3%              2%              5%(3)
Average Commission Rate Paid(5).............       $0.0676             N/A             N/A             N/A

------------

(1)  The Fund commenced operations on January 11, 1993.

(2) Net investment income (loss) per share and annualized operating expense ratios before waiver and reimbursement of fees by the investment adviser and administrator for the fiscal years ended December 31, 1995 and 1994 and for the period ended December 31, 1993 were $0.18 and 1.24%, $0.13 and 1.42%, and ($0.02) and 2.60%, respectively.

(3)  Not Annualized.

(4)  Annualized.

(5) Required disclosure for fiscal years beginning on or after September 1, 1995.

                              ASSET ALLOCATION FUND
        (Selected per share data for a Fund share outstanding through the period indicated)


                                          YEAR ENDED        YEAR ENDED         YEAR ENDED         PERIOD ENDED
                                          DECEMBER 31,      DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                             1996               1995               1994              1993(1)
                                           ---------          ---------          ---------         ----------
Net Asset Value, Beginning of
    Period .........................        $ 12.38            $  9.80            $ 10.33            $ 10.00
                                            -------            -------            -------            -------
Income from Investment Operations:
    Net investment income(2)........           0.30               0.28               0.31               0.18
    Net realized and unrealized gain
        (loss) on investments ......           1.53               2.58              (0.53)              0.35
                                            -------            -------            -------            -------
        Total from Investment
            Operations: ............           1.83               2.86              (0.22)              0.53
                                            -------            -------            -------            -------
Less Dividends:
    Dividends from net investment
    income .........................          (0.30)             (0.28)             (0.31)             (0.18)
    Dividends from net realized
        capital gains ..............          (0.54)             --                 --                 (0.02)
                                            -------            -------            -------            -------
        Total Dividends: ...........          (0.84)             (0.28)             (0.31)             (0.20)
                                            -------            -------            -------            -------
Net increase (decrease) in net asset
    value ..........................           0.99               2.58              (0.53)              0.33
                                            -------            -------            -------            -------
Net Asset Value, End of Period .....        $ 13.37            $ 12.38            $  9.80            $ 10.33
                                            =======            =======            =======            =======

Total Return .......................          14.64%             29.42%             (2.15)%             5.33%(3)

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..        $24,114            $17,246            $10,572            $11,800
Ratios to average net assets:
    Net investment income ..........           2.31%              2.54%              3.02%              3.01%(4)
    Operating expenses(2)...........           1.33%              1.37%              0.78%              0.26%(4)
Portfolio Turnover Rate ............             45%                46%                28%                10%(3)
Average Commission Rate Paid(5).....        $0.0693                N/A                N/A                N/A


(1)  The Fund commenced operations on February 6, 1993.

(2) Net investment income per share and annualized operating expense ratios before waiver and reimbursement of fees by the investment adviser and administrator for the fiscal years ended December 31, 1995 and 1994 and for the period ended December 31, 1993 were $0.26 and 1.54%, $0.22 and 1.68%, and $0.01 and 3.11%, respectively.

(3)  Not Annualized.

(4)  Annualized.

(5) Required disclosure for fiscal years beginning on or after September 1, 1995.

                             HIGH QUALITY BOND FUND
        (Selected per share data for a Fund share outstanding through the period indicated)


                                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     1996           1995           1994           1993(1)
                                                  ---------      ---------      ---------      ----------
Net Asset Value, Beginning of Period .....        $ 10.37         $  8.97         $10.11         $10.00
                                                  -------         -------         ------         ------

Income from Investment Operations:
    Net investment income(2)..............           0.58            0.57           0.56           0.47
    Net realized and unrealized gain
        (loss) on investments ............          (0.38)           1.40          (1.14)          0.12
                                                  -------         -------         ------         ------

        Total from Investment Operations:            0.20            1.97          (0.58)          0.59
                                                  -------         -------         ------         ------

Less Dividends:
    Dividends from net investment income.           (0.58)          (0.57)         (0.56)         (0.47)
    Dividends from net realized
        capital gains ....................             --              --             --          (0.01)
                                                  -------         -------         ------         ------

        Total Dividends: .................          (0.58)          (0.57)         (0.56)         (0.48)
                                                  -------         -------         ------         ------

Net increase (decrease) in net asset value          (0.38)           1.40          (1.14)          0.11
                                                  -------         -------         ------         ------

Net Asset Value, End of Period ...........        $  9.99         $ 10.37         $ 8.97         $10.11
                                                  =======         =======         ======         ======

Total Return .............................           1.57%          22.55%         (5.85)%         6.04%(3)

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ........        $11,814         $11,067         $8,012         $9,802
Ratios to average net assets:
    Net investment income ................           5.78%           5.86%          5.90%          5.30%(4)
    Operating expenses(2).................           0.72%           0.80%          0.57%          0.22%(4)
Portfolio Turnover Rate ..................            132%             21%            32%             7%(3)

(1)  The Fund commenced operations on January 21, 1993.

(2) Net investment income per share and annualized operating expense ratios before waiver and reimbursement of fees by the investment adviser and administrator for the fiscal years ended December 31, 1996, 1995 and 1994 and for the period ended December 31, 1993 were $0.51 and 1.38%, $0.50 and 1.57%, $0.46 and 1.63% and $0.23 and 2.92%, respectively.

(3)  Not annualized.

(4)  Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES
IN GENERAL

     Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, will use its best efforts to achieve the investment objectives of the Funds, although such achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval.

INVESTMENT OBJECTIVE AND POLICIES OF THE MONEY MARKET FUND

     The Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in "money market" instruments that are determined by Fleet to present minimal credit risk and meet certain rating criteria. Instruments that may be purchased by the Money Market Fund include obligations of domestic and foreign banks (including negotiable certificates of deposit, non-negotiable time deposits, savings deposits, and bankers' acceptances); commercial paper (including variable and floating rate notes); obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and repurchase agreements issued by financial institutions such as banks and broker/dealers. These instruments have remaining maturities of thirteen months or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Types of Obligations and Other Investment Information" below for information regarding additional investment policies of the Money Market Fund.

     In accordance with a rule promulgated by the Securities and Exchange Commission (the "SEC"), the Money Market Fund will purchase only those instruments which meet the applicable quality requirements described below. The Money Market Fund will not purchase a security (other than a U.S. Government security) unless the security or the issuer with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Organizations") (such as S&P, Moody's or Fitch Investor Services, L.P.) in the highest category for short-term debt securities, (ii) is rated by the only Rating Organization that has issued a rating with respect to such security or issuer in such Rating Organization's highest category for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. Fleet will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in the highest short-term rating category. See "Investment Limitations" below.

     Determinations of comparable quality shall be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, the Fund may acquire the security if Fleet determines that the security is of comparable quality to securities that have received the requisite ratings. Fleet also considers other relevant information in its evaluation of unrated short-term securities. See Appendix A to the Statement of Additional Information for a description of the rating categories of S&P, Moody's and certain other Rating Organizations.

     The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates.

INVESTMENT OBJECTIVE AND POLICIES OF THE EQUITY FUND

     The Equity Fund's investment objective is to seek long-term growth by investing in companies that Fleet believes have above-average earnings potential. The Fund seeks to achieve its investment objective by investing, under normal market and economic conditions, at least 75% of its total assets in a broadly diversified portfolio of equity securities such as common stock, preferred stock, common stock warrants and securities convertible into common stock of companies that Fleet believes will increase future earnings to a level above the average earnings of similar issuers. Such companies often retain their earnings to finance current and future growth and, for this reason, generally pay little or no dividends. Equity securities in which the Fund invests are selected based on analyses of trends in industries and companies, earning power, growth features, quality and depth of management, marketing and manufacturing skills, financial conditions and other investment criteria. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible.

     All debt obligations, including convertible bonds, purchased by the Fund will be rated at the time of purchase in one of the four highest rating categories by S&P (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa) or, if not rated, will be determined to be of an equivalent quality by Fleet. Debt securities rated BBB by S&P or Baa by Moody's are generally considered to be investment grade securities although they may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade debt obligations. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

     The Equity Fund may invest up to 20% of its total assets indirectly in foreign securities through the purchase of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") as described below under "Types of Obligations and Other Investment Information." In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper and Canadian securities listed on a national securities exchange, and Europaper (U.S. dollar-denominated commercial paper of foreign issuers). The Fund may also write covered call options. See "Types of Obligations and Other Investment Information" below.

     As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Types of Obligations and Other Investment Information" below) and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities at such times and in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. See "Types of Obligations and Other Investment Information" below for information regarding additional investment policies of the Equity Fund.

INVESTMENT OBJECTIVE AND POLICIES OF THE ASSET ALLOCATION FUND

     The investment objective of the Asset Allocation Fund is to seek a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages as well as long-term growth in the value of the Fund's assets. Fleet interprets the objective to refer to the Dow Jones Industrial Averages (of 30 companies listed on the New York Stock Exchange) and the S&P 500. Due to the Fund's expenses, net income distributed to shareholders may be less than that of these averages.

     The Fund seeks to achieve its investment objective and at the same time reduce volatility by allocating its assets among short-term obligations, common stock, preferred stock and bonds. The proportion of the Fund's assets invested in each type of security will vary from time to time as a result of Fleet's interpretation of economic and market conditions. However, at least 25% of the Fund's total assets will at all times be invested in fixed-income senior securities, including debt securities and preferred stock. In selecting common stock for purchase by the Fund, Fleet will analyze the potential for changes in earnings and dividends for a foreseeable period. Debt securities purchased by the Fund will be rated at the time of purchase in one of the four highest rating categories by S&P (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa) (or which, if unrated, are determined by Fleet to be of comparable quality). See "Investment Objective and Policies of the Equity Fund" above for a description of the risks associated with investments in debt securities rated BBB by S&P or Baa by Moody's. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's ratings.

     The Asset Allocation Fund may also invest up to 20% of its total assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks, or governments or their political subdivisions or instrumentalities, or by supranational banks or other organizations, or indirectly by purchasing ADRs and EDRs. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction and development and international banking institutions and related governmental agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asia Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Special Risk Considerations -- Foreign Securities" and "Types of Obligations and Other Investment Information" below. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions. See "Types of Obligations and Other Investment Information" below.

     As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Types of Obligations and Other Investment Information" below) and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities at such times and in such proportions as, in the opinion of Fleet, prevailing market and economic conditions warrant. See "Types of Obligations and Other Investment Information" below for information regarding additional investment policies of the Asset Allocation Fund.

INVESTMENT OBJECTIVE AND POLICIES OF THE HIGH QUALITY BOND FUND

     The High Quality Bond Fund's investment objective is to seek a high level of current income consistent with prudent risk of capital. The Fund invests its assets in corporate debt obligations such as bonds and debentures, obligations convertible into common stock, "money market" instruments such as bank obligations and commercial paper, in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in asset-backed and mortgage-backed securities.

     Under normal market and economic conditions, the Fund will invest at least 80% of its assets in high quality debt obligations that are rated, at the time of purchase, within the three highest rating categories assigned by S&P (AAA, AA and A) or Moody's (Aaa, Aa and A) (or which, if unrated, are determined by Fleet to be of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and other "money market" instruments such as those listed below under "Types of Obligations and Other Investment Information." Unrated securities will be determined to be of comparable quality to high quality debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. When, in Fleet's opinion, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term "money market" instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

     The Fund may also invest, from time to time, in obligations issued by state and local governmental issuers ("municipal securities"). The purchase of municipal securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pretax basis, is comparable to that of corporate or U.S. debt obligations. The High Quality Bond Fund may enter into interest rate futures contracts to hedge against changes in market values of fixed-income instruments that the Fund holds or intends to purchase. See "Types of Obligations and Other Investment Information" below. At least 65% of the Fund's total assets will be invested in non-convertible bonds. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

     In addition, the Fund may acquire high quality obligations issued by Canadian Provincial Governments, which are similar to U.S. municipal securities except that the income derived therefrom is fully subject to

U.S. federal taxation. These instruments are denominated in U.S. dollars and have an established over-the-counter market in the United States. The Fund may also invest in debt obligations of supranational entities. See "Investment Objective and Policies of the Asset Allocation Fund" below. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States.

     The Fund seeks to provide a current yield greater than that generally available from a portfolio of high quality short-term obligations. The High Quality Bond Fund's average weighted maturity will vary from time to time depending on, among other things, current market and economic conditions and the comparative yields on instruments with different maturities. The Fund adjusts its average weighted maturity and its holdings of corporate and U.S. Government debt securities in a manner consistent with Fleet's assessment of prospective changes in interest rates. The success of this strategy depends upon Fleet's ability to predict changes in interest rates.

     The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. The high quality credit criteria applied to the selection of portfolio securities are intended to reduce adverse price changes due to credit considerations. See "Types of Obligations and Other Investment Information" below for information regarding additional investment policies of the High Quality Bond Fund.

SPECIAL RISK CONSIDERATIONS

   Market Risk

     The Equity Fund invests primarily, and the Asset Allocation Fund invests to a significant degree, in equity securities. As with other mutual funds that invest primarily or to a significant degree in equity securities, the Funds are subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

   Interest Rate Risk

     To the extent that the Funds invest in fixed income securities, including municipal securities, their holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

   Foreign Securities

     Investments in foreign securities involve higher costs for the Asset Allocation Fund than investments in U.S. securities, including higher transaction costs as well as the imposition in some cases of additional taxes by foreign governments. For example, fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges and the Fund may be subject in some cases to withholding and/or transfer taxes. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

     Although the Asset Allocation Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.


              TYPES OF OBLIGATIONS AND OTHER INVESTMENT INFORMATION

     The investment methods and techniques described in this Prospectus are among those which one or more of the Funds have the ability to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

U.S. GOVERNMENT OBLIGATIONS

     Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities to the extent described above under "Investment Objectives and Policies." Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some U.S. Government obligations may be issued as variable or floating rate instruments.

     Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

MONEY MARKET INSTRUMENTS

     "Money market" instruments include bank obligations and commercial paper.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank that is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in non-negotiable time deposits are limited to no more than 5% of the Money Market Fund's total assets at the time of purchase.

     Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

     Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when Fleet believes that the credit risk with respect to the instrument is minimal.

     Commercial paper may include variable and floating rate instruments, which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity. The Funds may also purchase Rule 144A securities. See "Investment Limitations" below for a discussion of possible consequences to the Funds as a result of investing in Rule 144A securities.

TYPES OF MUNICIPAL SECURITIES

     The two principal classifications of municipal securities which may be held by the High Quality Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     The High Quality Bond Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. The failure by a state or municipality to restore such a reserve fund could adversely affect the ability of an issuer of moral obligation securities to meet its payment obligations.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by GALAXY VIP's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Securities subject to repurchase agreements may bear maturities exceeding thirteen months. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

     The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

     Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING

     Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

     Each Fund except the Money Market Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds or any other investment companies advised by Fleet. Any change by the Funds in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

REITs

     The Equity and Asset Allocation Funds may invest up to 10% of their respective net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of the REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. REITs pays dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from such REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

GUARANTEED INVESTMENT CONTRACTS

     The Money Market and High Quality Bond Funds may invest in guaranteed investment contracts ("GICs") issued or guaranteed by United States insurance companies. The High Quality Bond Fund may also enter into GICs issued or guaranteed by Canadian insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Money Market Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated in accordance with the Fund's quality requirements as described above under "Investment Objectives and Policies -- Investment Objective and Policies of the Money Market Fund." The High Quality Bond Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high rating from a nationally recognized service which provides ratings of insurance companies. The Funds will not purchase GICs from Participating Insurance Companies or their affiliated life insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

BANK INVESTMENT CONTRACTS

     The High Quality Bond Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Fund's 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

ASSET-BACKED SECURITIES

     Each Fund except the Equity Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. The Money Market Fund will invest not more than 10% of its total assets in asset-backed securities and will only purchase asset-backed securities that meet the Fund's applicable quality requirements as described above under "Investment Objectives and Policies -- Investment Objectives and Policies of the Money Market Fund." See "Mortgage-Backed and Asset-Backed Securities" in the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

     The High Quality Bond and Asset Allocation Funds may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment. See "Mortgage-Backed and Asset-Backed Securities" in the Statement of Additional Information.

     Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS

     The High Quality Bond and Asset Allocation Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for each Fund. The Funds will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

     For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

STRIPPED OBLIGATIONS

     To the extent consistent with their investment objectives, the High Quality Bond and Asset Allocation Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the High Quality Bond and Asset Allocation Funds may fail to fully recoup their initial investments in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid. Obligations issued by the U.S. Government may be considered liquid under guidelines established by GALAXY VIP's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Fleet may determine that SMBS acquired by the High Quality Bond and Asset Allocation Funds are liquid under guidelines established by the Board of Trustees.

COVERED CALL OPTIONS

     To further increase return on their portfolio securities, in accordance with their investment objectives and policies, the Equity and Asset Allocation Funds may engage in writing covered call options (options on securities owned by a Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by a Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. The use of covered call options is not a primary investment technique of the Funds, and such options will normally be written on underlying securities as to which Fleet does not anticipate significant short-term capital appreciation.

AMERICAN AND EUROPEAN DEPOSITORY RECEIPTS

     The Equity and Asset Allocation Funds may each invest up to 20% of their total assets in ADRs and EDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. ADRs and EDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs and EDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Investment Objectives and Policies -- Special Risk Considerations -- Foreign Securities."

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     Because the Asset Allocation Fund may buy and sell securities and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another
- - for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen - - at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

     Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. By separating the asset and the currency decision, this technique permits the assessment of the merits of a security separately from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by the Fund's Board of Trustees.

     The Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency - - for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars - - at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash or liquid securities equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the cash and securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information for additional information regarding foreign currency exchange transactions.

FUTURES CONTRACTS

     The High Quality Bond Fund may enter into contracts (both purchases and sales) for the future delivery of fixed income securities (commonly known as interest rate futures contracts). The Fund will not engage in future transactions for speculation, but only to hedge against changes in the market values of securities which the Fund holds or intends to purchase. The Fund will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission and the SEC. The purchase of futures instruments in connection with securities which the Fund intends to purchase will require an amount of cash and/or U.S. Government obligations, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. The Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of the Fund's total assets may be covered by such contracts.

     Transactions in futures as a hedging device may subject the Fund to a number of risks. Successful use of futures by the Fund is subject to Fleet's ability to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Additional information concerning futures transactions is contained in the Statement of Additional Information and in Appendix B thereto.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

     The High Quality Bond Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell eligible securities on a "forward commitment" basis. The Fund may also purchase and sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock in a price or yield on a security it owns or intends to purchase regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the Fund's total assets absent unusual market conditions. In the event the Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Fund will not engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of its investment objective.

STAND-BY COMMITMENTS

     The High Quality Bond Fund may acquire "stand-by commitments" with respect to municipal securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified municipal securities at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by the Fund would be valued at zero in determining the Fund's net asset value.

PORTFOLIO TURNOVER

     Each Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. The rate of portfolio turnover will not be a limiting factor in making portfolio decisions.

                             INVESTMENT LIMITATIONS

     The following investment limitations are matters of fundamental policy and may not be changed with respect to any Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

     No Fund may:

                  1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

                  2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by the investment adviser) and then in amounts not in excess of 10% with respect to the Money Market and High Quality Bond Funds, or 33% with respect to the Equity and Asset Allocation Funds, of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% with respect to the Money Market and High Quality Bond Funds, or 33% with respect to the Equity and Asset Allocation Funds, of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% with respect to the Money Market and High Quality Bond Funds, or 33% with respect to the Equity and Asset Allocation Funds, of the value of the Fund's total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. With respect to the Equity, Asset Allocation and High Quality Bond Funds, if the securities held by one of these Funds should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

                  3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

                  4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Equity Fund, Asset Allocation Fund and High Quality Bond Fund may be invested without regard to such 5% Limitation, provided that the Money Market Fund will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, but the Fund may not hold more than one such investment at any one time.

                  5. Purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry).

     If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.

     With respect to Investment Limitation No. 4 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

     The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933, as amended, for resale of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

     In addition to the restrictions set forth above and those set forth in the Statement of Additional Information, each Fund may be subject to investment restrictions imposed under state insurance laws and regulations. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of its shareholders, with the requirements as so modified.


                                PRICING OF SHARES

     Net asset value per share of each Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which GALAXY VIP observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of a Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of outstanding shares of the Fund.

VALUATION OF THE MONEY MARKET FUND

     The Money Market Fund's assets are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Although GALAXY VIP seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value per share will not vary.

VALUATION OF THE EQUITY AND ASSET ALLOCATION FUNDS

     The assets in the Equity and Asset Allocation Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of GALAXY VIP's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

VALUATION OF THE HIGH QUALITY BOND FUND

     The High Quality Bond Fund's assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by GALAXY VIP's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include considerations of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value.


                        PURCHASE AND REDEMPTION OF SHARES

DISTRIBUTOR

     Shares in each Fund are sold on a continuous basis by GALAXY VIP's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. and an indirect wholly-owned subsidiary of First Data Corporation. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581.

PURCHASE AND REDEMPTION OF SHARES

     Investors may not purchase or redeem shares of the Funds directly, but only through variable annuity contracts and variable life insurance policies offered through the Separate Accounts of Participating Insurance Companies. You should refer to the prospectus of the Participating Insurance Company's Separate Account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds of GALAXY VIP as investment options for your contract or policy and how to redeem monies from GALAXY VIP.

     The Separate Accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by GALAXY VIP are effected on days on which the Exchange is open for trading. Orders for the purchase of shares of a Fund are effected at the net asset value per share next calculated after an order is received in good order by the Fund. Redemptions are effected at the net asset value per share next calculated after receipt of a redemption request in good order by a Fund. Payment for redemptions will be made by the Funds within seven days after the request is received. GALAXY VIP may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.

     The Funds do not assess any fees, either when they sell or redeem their shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the Participating Insurance Companies' prospectuses.

     Shares of the Funds may be sold to and held by Separate Accounts that fund variable annuity and variable life insurance contracts issued by both affiliated and unaffiliated Participating Insurance Companies. As of the date of this Prospectus, shares of GALAXY VIP are offered only to Separate Accounts funding variable annuity contracts issued by American Skandia Life Assurance Corporation, an indirect wholly-owned subsidiary of Skandia Insurance Company, Ltd., and its affiliated life insurance companies. GALAXY VIP currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material unreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies, the Participating Insurance Companies may be required to withdraw the assets allocable to some or all of the Separate Accounts from the Funds. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders (see "Miscellaneous" for more details). The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. GALAXY VIP assumes no responsibility for such prospectuses.


                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund expects to distribute substantially all of its net investment income and capital gains each year. Dividends for the Money Market and High Quality Bond Funds are declared daily and paid monthly. Dividends for the Equity Growth and Asset Allocation Funds are declared and paid quarterly. Net capital gains, if any, will be distributed at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date.


                                      TAXES

     Each of the Funds qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), which would generally relieve a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code. In order to so qualify, a Fund must comply with certain distribution, diversification, source of income and other applicable requirements. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to segregated asset accounts holding shares of the Fund would be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A failure of a Fund to qualify as a regulated investment company also could result in the loss of the tax favored status of variable annuity contracts and variable life insurance policies based on a segregated asset account which invests in the Fund.

     Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a regulated investment company satisfies certain conditions relating to the ownership of its shares, a segregated asset account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. Each Fund intends to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a segregated asset account investing solely in shares of a Fund will be adequately diversified. However, a failure of a Fund to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year (including the annual cost of life insurance, if any, provided under such policy).

     Provided that a Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund to such account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

     Persons investing in a variable annuity or variable life insurance contract offered by a segregated asset account investing in a Fund should refer to the prospectus with respect to such contract for further tax information.

     The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Funds.


                            MANAGEMENT OF GALAXY VIP

     The business and affairs of GALAXY VIP are managed under the direction of GALAXY VIP's Board of Trustees. The Board of Trustees approves all significant agreements between GALAXY VIP and persons or companies furnishing services to GALAXY VIP. Day-to-day operations of GALAXY VIP are delegated to its elected officers, subject to the investment objectives and policies of GALAXY VIP, the general supervision of the Board of Trustees and applicable state law. GALAXY VIP's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

     Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109-1810, serves as the investment adviser to the Funds. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the investment portfolios of The Galaxy Fund and Galaxy Fund II. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85 billion at December 31, 1996.

     Subject to the general supervision of GALAXY VIP's Board of Trustees and in accordance with each Fund's investment policies, Fleet manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

     Harold A. Mackinney, Jr., Donald Jones and Marie M. Schofield are the portfolio managers of the Equity, Asset Allocation and High Quality Bond Funds, respectively. Messrs. Mackinney and Jones have served as the respective portfolio managers of the Equity and Asset Allocation Funds since commencement of each Fund's operations. Each portfolio manager is primarily responsible for the day-to-day management of the respective Fund's investment portfolio. Mr. Mackinney is Chairman of the Board of Fleet and has been engaged in providing investment management services on behalf of Fleet and/or its affiliates since 1962. Mr. Jones has been associated with Fleet as a portfolio manager since 1988 and currently serves as Vice President. Ms. Schofield, who became the portfolio manager of the High

Quality Bond Fund on March 1, 1996, is a Vice President, has been with Fleet since 1991 and has been engaged in providing investment management services for over 20 years.

     For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .40% of the average daily net assets of the Money Market Fund, at the annual rate of .75% of the average daily net assets of the Equity Fund and Asset Allocation Fund, respectively, and at the annual rate of .55% of the average daily net assets of the High Quality Bond Fund. The advisory fees for the Funds are higher than fees paid by some other mutual funds, although the Board of Trustees of GALAXY VIP believes that it is not higher than average advisory fees paid by funds with similar investment objectives and policies.

     Fleet may from time to time, in its discretion, waive advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and other services which they provide to beneficial shareholders. Fleet is currently waiving a portion of the advisory fees payable to it by Money Market and High Quality Bond Funds, but Fleet may in its discretion revise or discontinue this waiver at any time. For the fiscal year ended December 31, 1996, Fleet received advisory fees (after fee waivers) at the effective rates of 0.15% of the Money Market Fund's average daily net assets, 0.75% of the Equity Fund's average daily net assets, 0.75% of the Asset Allocation Fund's average daily net assets and 0.15% of the High Quality Bond Fund's average daily net assets, respectively.

AUTHORITY TO ACT AS INVESTMENT ADVISER

     Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet and the custodian are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, GALAXY VIP might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Funds' method of operation would not affect a Fund's net asset value per share or result in financial losses to any shareholder. State securities laws on this issue may differ from Federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

     First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, is the Funds' administrator. FDISG's offices are located at 4400 Computer Drive, Westboro, Massachusetts 01581.

     FDISG generally assists the Funds in their administration and operation. FDISG also serves as administrator to the portfolios of The Galaxy Fund and Galaxy Fund II. For the services provided to the Funds, FDISG is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .085% of the first $1 billion of the combined average daily net assets of the Funds, and declining percentages of assets in excess of $1 billion. The minimum aggregate annual fee payable for administration services is $100,000. In addition, FDISG also receives a separate annual fee from each Fund for certain fund accounting services and is paid by each Fund for custody services provided by The Chase Manhattan Bank. From time to time, FDISG may waive voluntarily all or a portion of the administration fee payable to it by the Funds.

                    DESCRIPTION OF GALAXY VIP AND ITS SHARES

     GALAXY VIP was organized as a Massachusetts business trust on May 27, 1992. GALAXY VIP is a series fund authorized to issue the following four classes of units of beneficial interest: Class A shares, representing interests in the Money Market Fund; Class B shares, representing interests in the Equity Fund; Class C shares, representing interests in the Asset Allocation Fund; and Class D shares, representing interests in the High Quality Bond Fund. Each share of GALAXY VIP has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Trustees. GALAXY VIP's Agreement and Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class or series of shares into one or more classes or series of shares.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class. The rights accompanying Fund shares are legally vested in the Separate Accounts. However, Participating Insurance Companies will vote Fund shares held in their Separate Accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies. Each Participating Insurance Company will vote Fund shares held in its Separate Accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. Additional information concerning voting rights of the participants in the Separate Accounts are more fully set forth in the prospectuses relating to those Accounts issued by the Participating Insurance Companies.

     GALAXY VIP is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to call a meeting of shareholders to consider the removal of one or more Trustees and such meeting will be called when requested by the holders of record of 10% or more of GALAXY VIP's outstanding shares. To the extent required by law, GALAXY VIP will assist in shareholder communications in such matters.

                                    CUSTODIAN

     The Chase Manhattan Bank ("Chase"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets. Services performed by Chase for the Funds are described in the Statement of Additional Information.

                                    EXPENSES

     GALAXY VIP bears the expenses in connection with the Funds' operations, whether incurred directly or on its behalf by Fleet, FDISG or the Participating Insurance Companies, including taxes; interest; fees (including fees paid to its Trustees and officers who are not affiliated with FDISG); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, fund accounting and custody fees; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and meetings; and any extraordinary expenses. Otherwise, Fleet and FDISG bear their own expenses incurred in connection with performing services for the Funds. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                        PERFORMANCE AND YIELD INFORMATION

     From time to time, in advertisements or in reports to shareholders, the performance and yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant bond indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.

     Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature may be used in comparing the performance and yields of the Funds.

     The yield of the Money Market Fund will refer to the income generated over a seven-day period identified in the advertisement. This income is annualized, i.e. the income during a particular week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The Money Market Fund may also advertise its effective yield which is calculated similarly but, when annualized, the income from an investment in the Fund is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect.

     The standard yield is computed by dividing a Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Funds may also advertise their "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested.

     The Funds may also advertise their performance using "average annual total return" over various periods of time. Such total return figure reflects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return assume that dividend and capital gains distributions made by a Fund during the period are reinvested in Fund shares.

     Performance and yields of the Funds will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions.

     Yields and total returns quoted for the Funds include the effect of deducting the Funds' expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds can be purchased only through a variable annuity contract or variable life insurance policy, you should carefully review the prospectus of the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds' yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and be reviewed with, performance information for the insurance product which invests in the Funds.


                                  MISCELLANEOUS

     As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of GALAXY VIP or a particular Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of GALAXY VIP or such Fund, or (b) 67% or more of the shares of GALAXY VIP or such Fund present at a meeting if more than 50% of the outstanding shares of GALAXY VIP or such Fund are represented at the meeting in person or by proxy.

     Inquiries regarding GALAXY VIP should be made to GALAXY VIP's offices at 4400 Computer Drive, Westboro, Massachusetts 01581. Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Funds are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and year-end financial statements audited by the Funds' independent certified public accountants. Each report will show the investments owned by the Funds and the market values of the investments and will provide other information about the Funds and their operations.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY GALAXY VIP. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY GALAXY VIP IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
FINANCIAL HIGHLIGHTS.............................................................     3
INVESTMENT OBJECTIVES AND POLICIES...............................................     7
TYPES OF OBLIGATIONS AND OTHER INVESTMENT INFORMATION............................    11
INVESTMENT LIMITATIONS...........................................................    19
PRICING OF SHARES................................................................    20
PURCHASE AND REDEMPTION OF SHARES................................................    21
DIVIDENDS AND DISTRIBUTIONS......................................................    22
TAXES............................................................................    22
MANAGEMENT OF GALAXY VIP.........................................................    23
DESCRIPTION OF GALAXY VIP AND ITS SHARES.........................................    25
CUSTODIAN........................................................................    25
EXPENSES.........................................................................    26
PERFORMANCE AND YIELD INFORMATION................................................    26
MISCELLANEOUS....................................................................    27

                              THE GALAXY VIP FUND


                      STATEMENT OF ADDITIONAL INFORMATION

                               MONEY MARKET FUND

                                  EQUITY FUND

                             ASSET ALLOCATION FUND

                             HIGH QUALITY BOND FUND

                                 APRIL 29, 1997

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus (the "Prospectus") for the investment portfolios of The Galaxy VIP Fund ("GALAXY VIP") dated April 29, 1997 as it may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into such Prospectus. No investment in shares of the Funds should be made without reading the Prospectus. Copies of the Prospectus may be obtained by writing GALAXY VIP c/o First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581 or by calling your Participating Insurance Company.

                               TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
INVESTMENT OBJECTIVES AND POLICIES..................................................................     1
         Variable and Floating Rate Obligations.....................................................     1
         Bank Obligations...........................................................................     1
         Mortgage-Backed and Asset-Backed Securities................................................     2
         When-Issued, Forward Commitment and Delayed Settlement Transactions........................     3
         Stand-By Commitments.......................................................................     3
         Repurchase Agreements; Reverse Repurchase Agreements; Loans of Portfolio
           Securities...............................................................................     4
         U.S. Government Securities.................................................................     4
         Option Writing.............................................................................     5
         Foreign Currency Exchange Transactions -- Asset Allocation Fund............................     6
         Portfolio Securities Generally.............................................................     7
         Additional Investment Limitations..........................................................     7

NET ASSET VALUE - MONEY MARKET FUND.................................................................     9

DIVIDENDS - MONEY MARKET FUND.......................................................................    10

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION......................................................    10

DESCRIPTION OF SHARES...............................................................................    11

TRUSTEES AND OFFICERS...............................................................................    13
         Shareholder and Trustee Liability..........................................................    16

ADVISORY, ADMINISTRATION AND CUSTODIAN AGREEMENTS...................................................    17
         Custodian..................................................................................    19

PORTFOLIO TRANSACTIONS..............................................................................    19


DISTRIBUTOR.........................................................................................    21

AUDITORS............................................................................................    21

COUNSEL.............................................................................................    21

                                                                                                      Page
                                                                                                      ----
PERFORMANCE AND YIELD INFORMATION.................................................................      21
         Yield Quotations -- Money Market Fund....................................................      21
         Yield and Performance of the Equity, Asset Allocation and High Quality Bond
           Funds....................................................................................    22

MISCELLANEOUS.......................................................................................    24

APPENDIX A..........................................................................................   A-1

APPENDIX B..........................................................................................   B-1

FINANCIAL STATEMENTS..............................................................................    FS-1

                       INVESTMENT OBJECTIVES AND POLICIES

         GALAXY VIP offers units of beneficial interest ("Shares") representing interests in four investment portfolios: the Money Market, Equity, Asset Allocation and High Quality Bond Funds (collectively, the "Funds"). This Statement of Additional Information provides additional investment information with respect to all Funds and should be read in conjunction with the current Prospectus.

VARIABLE AND FLOATING RATE OBLIGATIONS

         The Money Market Fund may purchase variable and floating rate instruments as described in the Prospectus. If such an instrument is not rated, the investment adviser to the Fund, Fleet Investment Advisors Inc. ("Fleet"), must determine that such instrument is comparable to rated instruments eligible for purchase by the Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such notes and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of the Fund, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment.

         Variable and floating rate obligations held by the Money Market Fund may have maturities of more than thirteen months, provided the Fund is entitled to payment of principal upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice).

         Variable and floating rate obligations with a demand feature held by the Money Market Fund will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

         The Equity, Asset Allocation and High Quality Bond Funds may also purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in the Prospectus.

BANK OBLIGATIONS

         For purposes of the Money Market Fund's investment policy with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches. Investments by the Equity, Asset Allocation and High Quality Bond Funds in non-negotiable time deposits are limited to no more than 5% of each such Fund's total assets at the time of purchase.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

         Mortgage-backed securities include fixed and adjustable Mortgage Pass-Through Certificates, which provide the holder with a pro-rata share of interest and principal payments on a pool of mortgages, ordinarily on residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Pass-Through Certificates guaranteed by the Government National Mortgage Association ("GNMA") (also known as "Ginnie Maes") are guaranteed as to the timely payment of principal and interest by GNMA, whose guarantee is backed by the full faith and credit of the United States. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the FNMA to borrow from the Treasury. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC is required to remit the amount due on account of its guarantee of ultimate payment of principal no later than one year after it becomes payable.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate will have the effect of shortening the maturity of the security. If the Fund has purchased a mortgage-backed or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

         In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-backed securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

         These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

         When the High Quality Bond Fund agrees to purchase securities on a "when-issued," "forward commitment" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. The Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because the Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase "forward commitments," commitments to purchase "when-issued" securities or commitments to purchase securities on a "delayed settlement" basis exceeds 25% of the value of its assets.

         When the Fund engages in "when-issued," "forward commitment" or "delayed settlement" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of the Fund's portfolio, the maturity of "when-issued" securities is calculated from the date of settlement of the purchase to the maturity date.

STAND-BY COMMITMENTS

         Under a "stand-by commitment," a dealer agrees to purchase from the High Quality Bond Fund, at the Fund's option, specified securities at a specified price. "Stand-by commitments" are exercisable by the Fund at any time before the maturity of the underlying security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments.

         Although "stand-by commitments" are often available without the payment of any direct or indirect consideration, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment. Where the Fund pays any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

         The Fund will enter into "stand-by commitments" only with banks and broker/dealers which present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," Fleet, as the Fund's investment adviser, will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         The Fund will acquire "stand-by commitments" solely to facilitate liquidity and does not intend to exercise its rights thereunder for trading purposes. "Stand-by commitments" will be valued at zero in determining the Fund's net asset value.

REPURCHASE AGREEMENTS; REVERSE REPURCHASE AGREEMENTS; LOANS OF PORTFOLIO SECURITIES

         Each Fund may enter into repurchase agreements. The repurchase price under repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

         All Funds may enter into reverse repurchase agreements. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash, U.S. Government securities or other liquid high grade debt securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds in connection with such loans would be invested in high quality, short-term "money market" instruments.

U.S. GOVERNMENT SECURITIES

         Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, FNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

OPTION WRITING

         The Equity and Asset Allocation Funds may write listed covered call options. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and obligates the writer to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market price of the underlying security during the option period.

         A Fund may terminate its obligation to sell prior to the expiration date of the option by executing a closing purchase transaction which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidating purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline of the underlying security during such period. A Fund will write an option on a particular security only if Fleet believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included as a deferred credit in the liability section of the Fund's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS -- ASSET ALLOCATION FUND

         Because the Asset Allocation Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

         A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into the Fund's long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

PORTFOLIO SECURITIES GENERALLY

         Subsequent to its purchase by the Money Market Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund should continue to hold the obligation. The Fund may continue to hold the obligation if the Board of Trustees or Fleet determines that retention is in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission ("SEC").

ADDITIONAL INVESTMENT LIMITATIONS

         In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding Shares (as defined under "Miscellaneous" in the Prospectus).

         Each Fund may not:

         1. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

         2. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         3. Purchase or sell real estate; except that each Fund may purchase securities which are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

         4. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that the High Quality Bond Fund may enter into interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act; and further provided that the Asset Allocation Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by its investment objective and policies.

         5. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that the Equity and Asset Allocation Funds may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and further provided that the Equity and Asset Allocation Funds may purchase put and call options to the extent permitted by their investment objectives and policies.

         6. Invest in companies for the purpose of exercising management or control.

         7. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Equity, Asset Allocation and High Quality Bond Funds may acquire such securities in accordance with the 1940 Act.

In addition to the above limitations:

         1. The Money Market Fund may not purchase any securities other than "money-market" instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits not in excess of 5% of the value of its total assets at the time of deposit and may make time deposits.

         2. The Money Market, Equity and High Quality Bond Funds may not purchase foreign securities, except certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks; provided, however, that (i) the High Quality Bond Fund may also purchase obligations of Canadian Provincial Governments in accordance with the Fund's investment objective and policies; (ii) the Equity Fund may purchase securities issued by foreign banks, commercial paper issued by Canadian issuers and other securities of Canadian companies in accordance with its investment objective and policies; and (iii) the Equity and Asset Allocation Funds may each invest up to 20% of its total assets in American Depository Receipts and European Depository Receipts.

         The investment restrictions described below are not fundamental policies of GALAXY VIP and may be changed by GALAXY VIP's Board of Trustees. These non-fundamental investment policies require that:

         (A)  covered call options written by the Equity and Asset
Allocation Funds will not exceed (at the time when written) 25% of the net (rather than total) assets of the Fund. See Investment Limitation No. 5 above;

         (B) a Fund may not purchase any security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years; and

         (C) a Fund may not invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws.



                      NET ASSET VALUE - MONEY MARKET FUND

         GALAXY VIP uses the amortized cost method of valuation to value Shares of the Money Market Fund. In order to use the amortized cost method, the Fund complies with the various quality and maturity restrictions specified in Rule 2a-7 ("Rule 2a-7") promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of GALAXY VIP's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

         The Money Market Fund invests only in instruments which meet the applicable quality requirements of Rule 2a-7 and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that the Funds will not purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than thirteen months nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. GALAXY VIP's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per Share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per Share of the Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from the Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming Shares in kind; reducing the number of the Fund's outstanding Shares without monetary consideration; or utilizing a net asset value per Share determined by using available market quotations.

                         DIVIDENDS - MONEY MARKET FUND

         As stated, GALAXY VIP uses its best efforts to maintain the net asset value per Share of the Money Market Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by the Fund, it is possible that the Fund's net asset value per Share may fall below $1.00. Should GALAXY VIP incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the income of the Fund for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy with respect to the Fund or to revise it in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on the income of the Fund. Such expense or loss may result in a shareholder's receiving no dividends for the period in which it holds Shares of the Fund and in its receiving upon redemption a price per Share lower than that which it paid.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds are sold on a continuous basis by First Data Distributors, Inc. ("FD Distributors"). As described in the Prospectus,
Shares of the Funds are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order. Each purchase is confirmed to the Separate Account in a written statement of the number of shares purchased and the aggregate number of shares currently held.

         Each Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued and not yet received) and dividing the result by the total number of shares outstanding.

         GALAXY VIP may suspend the right of redemption or postpone the date of payment for Shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                             DESCRIPTION OF SHARES

         GALAXY VIP is a Massachusetts business trust. GALAXY VIP's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares and to classify or reclassify any unissued Shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of four classes of Shares, each representing interests in one of four separate investment portfolios: Money Market Fund, Equity Fund, Asset Allocation Fund and High Quality Bond Fund.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of GALAXY VIP or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of GALAXY VIP not belonging to any particular Fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as GALAXY VIP shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of GALAXY VIP voting without regard to class.

         Shareholders are entitled to one vote for each full Share held and fractional votes for fractional Shares held, and will vote in the aggregate, and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of GALAXY VIP's outstanding Shares may elect all of the trustees, irrespective of the votes of other shareholders.

         GALAXY VIP does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. GALAXY VIP's Agreement and Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon the written request of shareholders owning at least 10% of the outstanding Shares of GALAXY VIP entitled to vote.

         GALAXY VIP's Agreement and Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a class of Shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of Shares into money and, in connection therewith, to cause all outstanding Shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of Shares with the assets belonging to one or more other classes of Shares of GALAXY VIP if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding Shares of any such class to be redeemed at their net asset value or converted into Shares of another class of GALAXY VIP's Shares at their net asset value. However, the exercise of such authority by the Board of Trustees may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of Shares after the assets belonging to such class have been distributed to its shareholders.

                             TRUSTEES AND OFFICERS

         The trustees and executive officers of GALAXY VIP, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                   Positions             Principal Occupation
                                     with                During Past 5 Years
Name and Address                   GALAXY VIP            and Other Affiliations
----------------                   ----------            -----------------------
Dwight E. Vicks, Jr.               Chairman &            President &
Vicks Lithograph &                 Trustee               Director, Vicks
 Printing Corporation                                    Lithograph & Printing
Commercial Drive                                         Corporation (book
P.O. Box 270                                             manufacturing and
Yorkville, NY  13495                                     commercial printing);
Age  62                                                  Director, Utica Fire
                                                         Insurance Company;
                                                         Trustee, Savings Bank
                                                         of Utica; Director,
                                                         Monitor Life Insurance
                                                         Company; Director,
                                                         Commercial Travelers
                                                         Mutual Insurance
                                                         Company; Trustee, The
                                                         Galaxy  Fund; Trustee,
                                                         Galaxy Fund II.

John T. O'Neill(1)                 President,            Executive Vice
Hasbro, Inc.                       Treasurer &           President and CFO,
200 Narragansett                   Trustee               Hasbro, Inc. (toy and
 Park Drive                                              game manufacturer);
Pawtucket, RI  02862                                     Trustee, The Galaxy
Age  52                                                  Fund; Trustee, Galaxy
                                                         Fund II.

Louis DeThomasis                   Trustee               President, Saint
Saint Mary's College                                     Mary's College of
 of Minnesota                                            Minnesota; Director,
Winona, MN  55987                                        Bright Day Travel,
Age  55                                                  Inc.; Trustee,
                                                         Religious Communities
                                                         Trust; Trustee, The
                                                         Galaxy  Fund; Trustee,
                                                         Galaxy Fund II.

Donald B. Miller                   Trustee               Chairman,
10725 Quail Covey Road                                   Horizon Media, Inc.
Boynton Beach, FL  33436                                 (broadcast services);
Age 70                                                   Director/Trustee,
                                                         Lexington Funds;
                                                         Chairman, Executive
                                                         Committee, Compton
                                                         International, Inc.
                                                         (advertising agency);
                                                         Trustee, Keuka College;
                                                         Trustee, The Galaxy
                                                         Fund; Trustee, Galaxy
                                                         Fund II.

                                   Positions             Principal Occupation
                                     with                During Past 5 Years
Name and Address                   GALAXY VIP            and Other Affiliations
----------------                   ----------            -----------------------
James M. Seed                      Trustee               Chairman and
The Astra Ventures, Inc.                                 President, The Astra
One Citizens Plaza                                       Projects, Incorporated
Providence, RI  02903                                    (land development);
Age  55                                                  President, The Astra
                                                         Ventures, Incorporated
                                                         (previously, Buffinton
                                                         Box Company -
                                                         manufacturer of
                                                         cardboard boxes);
                                                         Commissioner, Rhode
                                                         Island Investment
                                                         Commission; Trustee,
                                                         The Galaxy  Fund;
                                                         Trustee, Galaxy Fund
                                                         II.

Bradford S. Wellman(1)             Trustee               Private
P.O. Box 2099                                            Investor; Director,
Bangor, ME 04402                                         Essex County Gas
Age 65                                                   Company, until January
                                                         1994; Director, Maine
                                                         Mutual Fire Insurance
                                                         Co.; Member, Maine
                                                         Finance Authority until
                                                         September 1995;
                                                         Trustee, The Galaxy
                                                         Fund; Trustee, Galaxy
                                                         Fund II.

W. Bruce McConnel, III             Secretary             Partner of the
1345 Chestnut Street                                     law firm Drinker Biddle
Philadelphia, PA  19107                                  & Reath, LLP
Age  54                                                  Philadelphia,
                                                         Pennsylvania.

Jylanne Dunne                      Vice President        First Data
First Data Investor Services       and Assistant         Investor Services
Group, Inc.                        Treasurer             Group, Inc., 1990 to
4400 Computer Drive                                      present.
Westborough, MA 01581-5108
Age  37

-------------------------
1. An interested person within the definition set forth in Section 2(a)(19) of the 1940 Act.

          Effective November 1, 1996, each trustee receives an annual aggregate fee of $29,000 for his services as a trustee of GALAXY VIP, The Galaxy Fund ("Galaxy") and Galaxy Fund II ("Galaxy") (collectively, the "Trusts"), plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person GALAXY VIP or

Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $500 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets.

         For the fiscal year ended October 31, 1996, each trustee was authorized to receive an annual aggregate fee of $18,000 for his services as a trustee of GALAXY VIP and Galaxy plus a separate annual fee of $5,000 for his services as a trustee of Galaxy II, in addition to meeting fees of $1,500 for each in-person Galaxy Board meeting attended, $1,500 for each in-person GALAXY VIP Board meeting attended not held concurrently with a Galaxy Board meeting, and $750 for each Galaxy II Board meeting attended, and reimbursement for expenses incurred in attending meetings. Annual fees to the Chairman of the Boards and the President and Treasurer of the Trusts were the same as the current fees as were the fees for telephone and Board committee meetings.

         Beginning March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

         No employee of First Data Investor Services Group, Inc., receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serves as a trustee, officer or employee of Galaxy. As of the date of this Statement of Additional Information, the trustees and officers of GALAXY VIP own less than 1% of its outstanding shares.

         The following chart provides certain information about the fees received by GALAXY VIP's trustees in the most recently completed fiscal year.

-----------------------------------------------------------------------------------------------------
                                                                 Pension or             Total
                                                                 Retirement          Compensation
                                                                  Benefits           from GALAXY
                                            Aggregate            Accrued as          VIP and Fund
                                        Compensation from       Part of Fund       Complex*Paid to
        Name of Person/Position             GALAXY VIP            Expenses             Trustees
-----------------------------------------------------------------------------------------------------
Bradford S. Wellman                          $323.19                None                $36,000
-----------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.                         $349.94                None                $38,500
Chairman
-----------------------------------------------------------------------------------------------------
Donald B. Miller**                           $249.19                None                $36,430
-----------------------------------------------------------------------------------------------------
Brother Louis DeThomasis                     $312.14                None                $35,000
-----------------------------------------------------------------------------------------------------
John T. O'Neill                              $322.64                None                $35,250
President and Treasurer
-----------------------------------------------------------------------------------------------------
James M. Seed**                              $312.14                None                $35,725
-----------------------------------------------------------------------------------------------------

----------------

 * The "Fund Complex" consists of The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II. Each Trustee of Galaxy VIP also serves as a trustee of The Galaxy Fund and Galaxy Fund II.

** Deferred compensation in the amounts of $0 and $211.26 accrued during GALAXY VIP's fiscal year ended December 31, 1996 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of GALAXY VIP. However, GALAXY VIP's Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of GALAXY VIP for the acts or obligations of GALAXY VIP, and that every note, bond, contract, order or other undertaking made by GALAXY VIP shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Agreement and Declaration of Trust provides for indemnification out of GALAXY VIP property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or for some other reason. The Agreement and Declaration of Trust also provides that GALAXY VIP shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of GALAXY VIP, and shall satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which GALAXY VIP itself would be unable to meet its obligations.

         The Agreement and Declaration of Trust states further that no trustee, officer or agent of GALAXY VIP shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of GALAXY VIP property or the conduct of any business of GALAXY VIP; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Agreement and Declaration of Trust also provides that all persons having any claim against the trustees or GALAXY VIP shall look solely to GALAXY VIP property for payment. With the exceptions stated, the Agreement and Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of GALAXY VIP to the same extent to which they themselves are entitled to indemnification.


               ADVISORY, ADMINISTRATION AND CUSTODIAN AGREEMENTS

         Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectus. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreements other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectus. For the services provided and expenses assumed pursuant to the advisory agreement, GALAXY VIP has agreed to pay Fleet advisory fees, accrued daily and paid monthly, at the annual rate of .40% of the average daily net assets of the Money Market Fund,
 .75% of the average daily net assets of the Equity Fund and Asset Allocation Fund, respectively, and .55% of the average daily net assets of the High Quality Bond Fund. Fleet may from time to time, in its discretion, waive advisory fees payable by the Funds in order to maintain a competitive expense ratio.

         For the fiscal year ended December 31, 1994, GALAXY VIP paid Fleet net advisory fees of $2,899, $55,558, $32,641 and $3,966 for the Money Market Fund, the Equity Fund, the Asset Allocation Fund, and the High Quality Bond Fund, respectively. For the fiscal year ended December 31, 1995, GALAXY VIP paid Fleet net advisory fees of $20,155, $182,558, $77,415 and $11,048 for the Money Market Fund, the Equity Fund, the Asset Allocation Fund, and the High Quality Bond Fund, respectively. For the fiscal year ended December 31, 1996, GALAXY VIP paid Fleet net advisory fees of $26,160,

$284,214, $152,669 and $16,778 for the Money Market Fund, The Equity Fund, the Asset Allocation Fund, and the High Quality Bond Fund, respectively.

         The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement for the Funds will continue in effect from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by GALAXY VIP's Board of Trustees, or by a vote of a majority of the outstanding Shares of such Fund. The advisory agreement may be terminated by GALAXY VIP or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

         First Data Investor Services Group, Inc. ("FDISG") serves as GALAXY VIP's administrator. Under the administration agreement, FDISG has agreed to maintain office facilities for GALAXY VIP, furnish GALAXY VIP with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by GALAXY VIP, and compute the net asset value and net income of the Funds. FDISG prepares the Funds' annual and semi-annual reports to the SEC, Federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing Share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of GALAXY VIP's operations. For the services provided and expenses assumed pursuant to the Administration Agreement, GALAXY VIP has agreed to pay FDISG administration fees, computed daily and paid monthly, at the annual rate of
 .085% of the first $1 billion of the combined average daily net assets of the Funds, plus .078% of the next $1.5 billion of the combined average daily net assets of the Funds, plus .073% of the combined average daily net assets of the Funds in excess of $2.5 billion. In the event that the combined average daily net assets of the Funds exceed $5 billion, the parties intend to review the level of compensation payable to FDISG for its administration services. The minimum aggregate annual fee payable for administration services is $100,000. In addition, FDISG receives a separate annual fee from each Fund for certain fund accounting services and is paid by each Fund for custody services provided by GALAXY VIP's custodian. From time to time, FDISG may waive all or a portion of the fees payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations.

         For the fiscal year ended December 31, 1994, GALAXY VIP paid
FDISG net administration, custody and fund accounting fees of $13,298, $15,624, $14,314 and $11,024 for the Money Market Fund, the Equity Fund, the Asset Allocation Fund, and the

High Quality Bond Fund, respectively. For the fiscal year ended December 31, 1995, GALAXY VIP paid FDISG net administration, custody and fund accounting fees of $31,702, $63,860, $62,035 and $31,092 for the Money Market Fund, the Equity Fund, the Asset Allocation Fund, and the High Quality Bond Fund, respectively. For the fiscal year ended December 31, 1996, GALAXY VIP paid FDISG net administration, custody and fund accounting fees of $41,131, $66,778, $70,758 and $36,993 for the Money Market Fund, the Equity Fund, the Asset Allocation Fund, and the High Quality Bond Fund, respectively.

CUSTODIAN

         The Chase Manhattan Bank ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Chase Manhattan's custody fees are paid by FDISG. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund;
(iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Asset Allocation Fund upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of that Fund held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

                             PORTFOLIO TRANSACTIONS

         Debt securities purchased or sold by the Money Market, High Quality Bond and Asset Allocation Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         Transactions in equity securities on U.S. stock exchanges for the Equity and Asset Allocation Funds involve the payment of negotiated brokerage commissions. On U.S. stock exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

         For the fiscal years ended December 31, 1996, 1995 and 1994, the Equity Fund paid brokerage commissions aggregating $13,235, $9,625 and $9,446, respectively. For the fiscal years ended December 31, 1996, 1995 and 1994, the Asset Allocation Fund paid brokerage commissions aggregating $9,717, $8,136 and $4,403, respectively.

         The Equity, Asset Allocation and High Quality Bond Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Money Market Fund does not intend to seek profits from short-term trading. Its annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of the Fund. The portfolio turnover rate for each Fund (except the Money Market Fund) for each of the last three fiscal years and for the period from its commencement of operations is disclosed in the Prospectus under "Financial Highlights."

         In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. It is possible that certain of the research, advice or other services received will primarily benefit one or more other investment companies or other accounts for which Fleet exercises investment discretion. Conversely, GALAXY VIP or any given Fund may be the primary beneficiary of the research, advice or other services received as a result of portfolio transactions effected for such other accounts or investment companies.

         Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, FDISG, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

         GALAXY VIP is required to identify any securities of its "regular brokers or dealers" that GALAXY VIP has acquired during its most recent fiscal year. At December 31, 1996, the High Quality Bond Fund held an interest in Chase Manhattan Auto Owner Trust, 1996-C, Class A-3 (par value of $400,000). The Chase Manhattan Bank (or affiliates) is considered a "regular broker or dealer" of GALAXY VIP.

         Investment decisions for each Fund are made independently from those for the other Funds and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of GALAXY VIP, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for its other portfolios, or other investment companies or accounts in order to obtain best execution.



                                  DISTRIBUTOR

         Unless otherwise terminated, the Distribution Agreement between GALAXY VIP, FD Distributors and its parent, FDISG, remains in effect until May 31, 1997, and thereafter will continue from year to year upon annual approval by GALAXY VIP's Board of Trustees, or by the vote of a majority of the outstanding Shares of GALAXY VIP and by the vote of a majority of the Board of Trustees of GALAXY VIP who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

                                    AUDITORS

         Coopers & Lybrand L.L.P., independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to GALAXY VIP. Coopers & Lybrand L.L.P. performs an annual audit of the Funds' financial statements and provides other services related to filings with respect to securities regulations. Reports of its activities are provided to the Board of Trustees.

                                    COUNSEL

         Drinker Biddle & Reath, LLP (of which Mr. McConnel, Secretary of GALAXY VIP, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to GALAXY VIP and will pass upon certain legal matters pertaining to the Shares offered hereby.

                       PERFORMANCE AND YIELD INFORMATION


YIELD QUOTATIONS -- MONEY MARKET FUND

         The standardized annualized seven-day yield for the Money Market Fund is computed by: (1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one Share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in the Fund includes the value of additional Shares purchased with dividends from the original Share and dividends declared on both the original Share and any such additional Shares, and all fees that are charged by the Fund to all shareholder accounts in proportion to the length of the base period, other than nonrecurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the same of the securities and unrealized appreciation and depreciation. The effective compound yield quotation for the Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The current yield for the Money Market Fund may be obtained by calling GALAXY VIP at 1-800-628-0414. For the seven-day period ended December 31,
1996, the annualized yield of the Money Market Fund was 4.76% and the effective yield was 4.87% .

YIELD AND PERFORMANCE OF THE EQUITY, ASSET ALLOCATION AND HIGH QUALITY BOND
FUNDS

         The Equity Fund's, Asset Allocation Fund's or High Quality Bond Fund's 30-day (or one month) yield described in the Prospectus is calculated for each Fund in accordance with the method prescribed by the SEC for mutual funds:


                                       a - b       6
                           YIELD = 2[( - - - - +1)   - 1]
                                       cd

Where:        a =   dividends and interest earned by a Fund during the period;

              b =   expenses accrued for the period (net of reimbursements);

              c = average daily number of Shares outstanding during the period, entitled to receive dividends; and

              d = maximum offering price per Share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per Share (variable "d" in the formula).

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay-downs") (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

         Based on the foregoing calculation, the yields of the Equity, Asset Allocation and High Quality Bond Funds for the 30-day period ended December 31, 1996 were 1.34%, 2.74% and 6.00%, respectively.

         Each Fund that advertises its "average annual total return" computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                        ERV  l/n
                                 T = [(-----) - 1]
                                         P

         Where:       T =   average annual total return;

                  ERV   =   ending redeemable value of a hypothetical $1,000
                            payment made at the beginning of the l, 5 or 10 year
                            (or other) periods at the end of the applicable period (or a fractional portion thereof);

                      P =   hypothetical initial payment of $1,000; and

                      n =   period covered by the computation,
                            expressed in years.

         Each Fund that advertises its "aggregate total return" computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                              ERV
Aggregate Total Return =   [(-----) - l]
                               P

         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per Share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. The annual total returns for the Equity Fund, Asset Allocation Fund and High Quality Bond Fund for the one year period ended December 31, 1996 were 21.49%, 14.64% and 1.57%, respectively. The average annual total returns for the Equity Fund, Asset Allocation Fund and High-Quality Bond Fund for the period from commencement of operations (January 11, 1993 with respect to the Equity Fund, February 6, 1993 with respect to the Asset Allocation Fund and January 21, 1993 with respect to the High Quality Bond Fund) through December 31, 1996 were 13.61%, 11.58% and 5.80%, respectively.

                                 MISCELLANEOUS

         As used in the Prospectus, "assets belonging to a Fund" means the consideration received by GALAXY VIP upon the issuance of Shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of GALAXY VIP not belonging to a particular Fund. In determining a Fund's net asset value, assets belonging to the particular Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of GALAXY VIP which are allocated in proportion to the relative asset values of the respective Funds at the time of allocation. Subject to the provisions of GALAXY VIP's Agreement and Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.

         As of January 31, 1997, all of the issued and outstanding shares of each Fund were owned by American Skandia Life Assurance Corporation and held in Separate Accounts pursuant to variable annuity contracts.

                                   APPENDIX A
                                   ----------
COMMERCIAL PAPER RATINGS
------------------------
         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

"A-1"             Issue's degree of safety regarding timely payment is strong.
                  Those issues determined to possess extremely strong safety characteristics are denoted "A- 1+."

"A-2"             Issue's capacity for timely payment is satisfactory.
                  However, the relative degree of safety is not as high as for issues designated "A-1."

"A-3" Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

"B"               Issue has only a speculative capacity for timely payment.

"C"               Issue has a doubtful capacity for payment.

"D"               Issue is in payment default.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

"Prime-1"         Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
                  leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation;
                  and well established access to a range of financial markets and assured sources of alternate liquidity.

"Prime-2"         Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

"Prime-3"         Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations.
                  The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

"Not Prime"       Issuer does not fall within any of the Prime rating
                  categories.

         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

"D-1+"            Debt possesses highest certainty of timely payment.
                  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

"D-1"             Debt possesses very high certainty of timely payment.
                  Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

"D-1-"            Debt possesses high certainty of timely payment.
                  Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

"D-2" Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

"D-3" Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

"D-4"             Debt possesses speculative investment characteristics.
                  Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

"D-5" Issuer has failed to meet scheduled principal and/or interest payments.

         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

"F-1+"            Securities possess exceptionally strong credit quality.
                  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1" Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2" Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

"F-3" Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

"F-S" Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

"D"               Securities are in actual or imminent payment default.

         Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

"TBW-1" This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

"TBW-2" This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

"TBW-3" This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

"TBW-4" This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

"A1+" Obligations supported by the highest capacity for timely repayment.

"A1" Obligations are supported by the highest capacity for timely repayment.

"A2" Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

"A3" Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

"B" Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

"C" Obligations for which there is an inadequate capacity to ensure timely repayment.

"D" Obligations which have a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------
         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

"AAA" This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

"AA" Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

"A" Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

"BBB" Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"BB" Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

"B" Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

"CCC" Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

"CC" This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

"C" This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

"CI" This rating is reserved for income bonds on which no interest is being paid.

"D" Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

"r" This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

"Aaa" Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"              Bonds are judged to be of high quality by all standards.
                  Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (---)        Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)... When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

"AAA"             Debt is considered to be of the highest credit quality.
                  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA" Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A" Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB" Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

"AAA" Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA" Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

"A" Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

"AAA" Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

"AA" Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

"A" Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

"BBB" Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

         IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

"AAA" This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

"AA" This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

"A" This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

"BBB" This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

"D" This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------
         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

"SP-1" The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

"SP-2" The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

"SP-3" The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

"MIG-1"/"VMIG-1"  Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2"/"VMIG-2"  Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

"MIG-3"/"VMIG-3"  Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

"MIG-4"/"VMIG-4"  Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

"SG" Loans bearing this designation are of speculative quality and lack margins of protection.

         Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


         As stated in the Prospectus, the High Quality Bond Fund may enter into futures transactions for hedging purposes.

I.       Interest Rate Futures Contracts
         -------------------------------

         Use of Interest Rate Futures Contracts. Bond prices are established in
         ---------------------------------------
both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

         Description of Interest Rate Futures Contracts. An interest rate
         -----------------------------------------------
futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

         Example of Futures Contract Sale. The Fund would engage in an interest
         ---------------------------------
rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

          Fleet could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Example of Futures Contract Purchase. The Fund would engage in an
         ------------------------------------
interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to
103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

          Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.      Margin Payments
         ---------------
         Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Trust's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.     Risks of Transactions in Futures Contracts
         ------------------------------------------
         There are several risks in connection with the use of futures by the High Quality Bond Fund as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by Fleet. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where the Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Trust's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by Fleet may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the High Quality Bond Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the High Quality Bond Fund is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

                              FINANCIAL STATEMENTS

         The audited financial statements for the Money Market, Equity, Asset Allocation, and High Quality Bond Funds and notes thereto in Galaxy VIP's Annual Report to Shareholders for the fiscal year ended December 31, 1996
(the "1996 Annual Report") are incorporated in this Statement of Additional Information by reference. No other parts of the 1996 Annual Report are incorporated by reference herein. The financial statements included in the 1996 Annual Report have been audited by the Fund's independent accountants, Coopers & Lybrand L.L.P., whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the 1996 Annual Report may be obtained at any charge by telephoning the Fund at 800-628-0414.


                                      FS-1